             TRAVELERS PORTFOLIO ARCHITECT SELECT VARIABLE ANNUITY
                                CONTRACT PROFILE

                                  MAY 1, 1997

THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE PROSPECTUS WHICH IS ATTACHED TO THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY. THE TERMS "WE," "US," "OUR" AND THE "COMPANY" REFER TO TRAVELERS INSURANCE COMPANY. "YOU" AND "YOUR" REFER TO THE CONTRACT OWNER.

1. THE VARIABLE ANNUITY CONTRACT. The Contract offered by Travelers Insurance Company is a variable annuity that is intended for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed income options. Under a qualified Contract, you can make one or more payments, as you choose, on a tax-deferred basis. Under a nonqualified Contract, you can make one or more payments with after-tax dollars. You direct your payment(s) to one or more of the variable funding options listed in Section 4 and/or to the Fixed Account. We guarantee money directed to the Fixed Account as to principal and interest. The initial interest rate is guaranteed for a one-year period. After that, interest is declared each calendar quarter by the Company. The variable funding options are designed to produce a higher rate of return than the Fixed Account, however, this is not guaranteed. You may also lose money in the variable funding options.

You can transfer between the funding options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. We, at the minimum, would always allow one transfer every six months. You may transfer between the Fixed Account and the variable funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, under a tax-qualified contract, your tax-deferred contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a tax-nonqualified contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the income phase.

2. ANNUITY PAYMENTS (THE INCOME PHASE). You may choose to receive income payments from the Fixed Account or the variable funding options. If you want to receive regular payments from your annuity, you can choose one of the following annuity options: Option 1 -- payments for your life (life annuity) -- assuming that you are the annuitant; Option 2 -- payments for your life with an added guarantee that payments will continue to your beneficiary for a certain number of months (120, 180 or 240, as you select), if you should die during that period; Option 3 -- Joint and Last Survivor Annuity, in which payments are made for your life and the life of another person (usually your spouse). This option can also be elected with payments continuing at a reduced rate after the death of one payee. There are also two Income Options: Fixed Amount -- the cash surrender value of your Contract will be paid to you in equal payments; or Fixed Period -- the cash surrender value will be used to make payments for a fixed time period. If you should die before the end of the Fixed Period, the remaining amount would go to your beneficiary.

Once you make an election of an annuity option or an income option and begin to receive payments, it cannot be changed. During the income phase, you have the same investment choices you had during the accumulation phase. If amounts are directed to the variable funding options, the dollar amount of your payments may increase or decrease.

3. PURCHASE. You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. (In some states, additional payments are not allowed.)

4. INVESTMENT OPTIONS. You can direct your money into the Fixed Account or any or all of the following funding options. They are described in the prospectuses for the funds. Depending on market conditions, you may make or lose money in any of these options:

     Capital Appreciation Fund
     Cash Income Trust
     Alliance Growth Portfolio
     MFS Total Return Portfolio
     Travelers Quality Bond Portfolio
     Lazard International Equity
       Portfolio
     MFS Emerging Growth Portfolio
     Federated Stock Portfolio
     Federated High Yield Portfolio
     Large Cap Portfolio
     Equity Income Portfolio
     Mid Cap Disciplined Equity Fund
     Smith Barney Appreciation Portfolio
     Smith Barney Diversified Strategic
       Income Portfolio

5. EXPENSES. The Contract has insurance features and investment features, and there are costs related to each. For Contracts with a value of less than $40,000, the Company deducts an annual administrative charge of $30. The annual insurance charge is 1.25% of the amounts you direct to the funding options, and a related sub-account administrative charge of .15% annually is charged.

Each funding option charges for management and other expenses. The charges range from 0.75% to 1.25% annually, of the average daily net asset balance of the funding option, depending on the funding option.

If you withdraw money, the Company may deduct a withdrawal charge (0% to 6%) of the purchase payments withdrawn from the Contract. If you withdraw all amounts under the contract, or if you begin receiving annuity payments, the Company may be required by your state to deduct a premium tax of 0%-5%.

The following table is designed to help you understand the Contract charges. The column "Total Annual Charges" shows the total of the $30 annual contract charge (which is represented as .021% below), the mortality and expense risk charge of 1.25% and the sub-account charge of .15%. The investment charges for each portfolio are also shown. The columns under the heading "Examples" show you how much you would pay under the Contract for a one-year period and for a 10-year period. The examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money at the end of year 1 and at the end of year 10. For year 1, the Total Annual Insurance Charges are assessed as well as the withdrawal charges. For year 10, the example shows the aggregate of all the annual charges assessed during that time, but no withdrawal charge is shown. The "Total Annual Insurance Charge" includes the mortality and expense risk charge and the administrative charges. For these examples, the premium tax is assumed to be 0%.

                                                                                                      EXAMPLES:
                                                                                                     TOTAL ANNUAL
                                                                 TOTAL ANNUAL                          EXPENSES
                                             TOTAL ANNUAL       FUNDING OPTION    TOTAL ANNUAL        AT END OF:
             PORTFOLIO NAME                INSURANCE CHARGES       EXPENSES         CHARGES       1 YEAR    10 YEARS
------------------------------------------------------------------------------------------------------------------

Capital Appreciation Fund...............         1.42%               0.83%            2.25%        $ 83       $259
Cash Income Trust.......................         1.42%               0.78%            2.20%          82        254
Alliance Growth.........................         1.42%               0.87%            2.29%          83        263
MFS Total Return........................         1.42%               0.91%            2.33%          84        267
Travelers Quality Bond..................         1.42%               0.75%            2.17%          82        250
Lazard International Equity.............         1.42%               1.25%            2.67%          87        300
MFS Emerging Growth.....................         1.42%               0.95%            2.37%          84        271
Federated Stock.........................         1.42%               0.95%            2.37%          84        271
Federated High Yield....................         1.42%               0.95%            2.37%          84        271
Large Cap...............................         1.42%               0.95%            2.37%          84        271
Equity Income...........................         1.42%               0.95%            2.37%          84        271
Mid Cap Disciplined Equity..............         1.42%               0.95%            2.37%          84        271
Smith Barney Appreciation...............         1.42%               0.85%            2.27%          83        261
Smith Barney Diversified Strategic
  Income................................         1.42%               0.84%            2.26%          83        260

6. TAXES. The payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. You will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity or income payments. Under a non tax-qualified Contract, payments to the contract are made with after-tax dollars, and any earnings will accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract.

For owners of tax-qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

7. ACCESS TO YOUR MONEY. You can take out money any time during the accumulation phase. A withdrawal charge may apply. The amount of the charge depends on a number of factors, including the length of time since the purchase payment was made (6% if withdrawn within one year, gradually decreasing to 0% for payments held by the company for 8 years or more). After the first contract year, you may withdraw up to 10% of the contract value (as of the end of the prior year end) without a withdrawal charge. Of course, you may also have to pay income taxes and a tax penalty on any money you take out.

8. PERFORMANCE. The value of the Contract will vary depending upon the investment performance of the funding options you choose. The following chart shows total returns for each funding option for the time periods shown. These numbers reflect the insurance charges, administrative charge, investment charges and all other expenses of the funding option. The numbers do not reflect any withdrawal charge or any applicable taxes, which, if applied, would reduce such performance. Past performance is not a guarantee of future results.

LAST TEN CALENDAR YEARS (OR FULL YEARS SINCE INCEPTION):

------------------------------------------------------------------------------------------------------------------
     PORTFOLIO NAME        1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
------------------------------------------------------------------------------------------------------------------
Capital Appreciation
  Fund...................  26.39%   35.46%   -6.12%   13.45%   15.97%   32.04%   -6.89%   13.85%    8.50%   -9.21%
Cash Income Trust........   2.69%    2.77%    3.31%    0.77%    1.80%    5.16%    6.53%    6.16%    5.60%
Travelers Series Fund,
  Inc....................
  Alliance Growth........  27.56%   32.97%
  MFS Total Return.......  12.88%   23.93%
Smith Barney Series
  Fund...................
  Smith Barney
    Appreciation.........  19.77%   28.84%   -1.12%    7.03%    6.13%
  Smith Barney
    Diversified Income...  11.16%   16.18%   -2.81%   12.56%    1.42%

Those funding options not illustrated above do not yet have one full year of performance history.

9. DEATH BENEFIT. Assuming you are the Annuitant, if you die before you move to the income phase, the person you have chosen as your beneficiary will receive a death benefit. The death benefit paid depends on your age at the time of your death. The death benefit value is calculated at the close of the business day on which the Company's Home Office receives due proof of death. If you die before you reach age 90, the death benefit equals the greatest of: (1) the contract value;(2) the total purchase payments made under the Contract less all partial withdrawals; or (3) the maximum "final death benefit value" occurring on or before your 80(th) birthday (after adjustments for all purchase payments and withdrawals). (See the Contract prospectus for a full explanation of "final death benefit value.")

Assuming you are the annuitant, if you die on or after age 90 and before the maturity date, the death benefit payable will be the contract value, less any applicable premium tax or outstanding loans.

In certain states, the death benefit described above is not yet available. In these states, if the annuitant dies before the contract is in the income phase, the person you have selected as the beneficiary will receive an amount equal to the greater of the following in instances where the annuitant dies before age 75:

        1) the Contract Value;

        2) the total purchase payments made under the Contract; or

        3) the Contract Value on the latest fifth Contract year before the Company receives due proof of death.

If the annuitant dies after age 75 but before age 85 (90 in Florida and New
York) and before the contract maturity date, the beneficiary will receive

        1) the Contract value;

        2) Total purchase payments made under the Contract; or

        3) The Contract value on the latest fifth year anniversary occurring on or before the Annuitant's 75th birthday;

If the annuitant dies on or after age 85 and before the maturity date, the death benefit will equal Contract value.

NOTE: In all cases described above, amounts will be reduced by loans outstanding, premium taxes owed and partial withdrawals not previously deducted. This death benefit may not be available in all states. Certain states may have varying age requirements. Please refer to the Contract prospectus for more details.

10. OTHER INFORMATION

RIGHT TO RETURN. If you cancel the Contract within twenty days after you receive it, you will receive a full refund of the Contract Value (including charges). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk during the right to return period; therefore, the Contract Value returned may be greater or less than your purchase payment. If the Contract is purchased as an Individual Retirement Annuity, and is returned within the first seven days after delivery, your full purchase payment will be refunded; during the remainder of the right to return period, the Contract Value (including charges) will be refunded. The Contract Value will be determined at the close of business on the day we receive a written request for a refund.

WHO SHOULD PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers for Individual Retirement Annuities (IRAs) and (3) rollovers for other qualified retirement plans. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended.

ADDITIONAL FEATURES. This Contract has other features you may be interested in. These include:

     DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     SYSTEMATIC WITHDRAWAL OPTION. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

     AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match your original (or your latest) funding option allocation request.

11. INQUIRIES. If you need more information, please contact us at (800) 842-8573 or:
    Travelers Insurance Company
    Annuity Services
    One Tower Square
    Hartford, CT 06183-9061

                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES

This prospectus describes PORTFOLIO ARCHITECT SELECT, a flexible premium variable annuity contract (the "Contract") issued by The Travelers Insurance Company (the "Company," "we" or "our"). The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("nonqualified Contracts"). Portfolio Architect Select may be issued as an individual Contract or as a group Contract. In states where only group Contracts are available, you will be issued a certificate summarizing the provisions of the group Contract. For convenience, this prospectus refers to both Contracts and certificates as "Contracts."

You can choose to have your purchase payments accumulate on a fixed basis (i.e. a Fixed Account funded through the Company's general account) and/or a variable basis (i.e., one or more of the sub-accounts ("funding options")) of the Travelers Fund ABD for Variable Annuities ("Fund ABD"). Your contract value will vary daily to reflect the investment experience of the funding options you select and any interest credited to the Fixed Account. The variable funding options currently available are: Capital Appreciation Fund; Cash Income Trust; Alliance Growth Portfolio and MFS Total Return Portfolio of the Travelers Series Fund, Inc.; Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated Stock Portfolio, Federated High Yield Portfolio, Large Cap Portfolio, Equity Income Portfolio and Mid Cap Disciplined Equity Fund of the Travelers Series Trust; and Smith Barney Appreciation Portfolio and Smith Barney Diversified Strategic Income Portfolio of the Smith Barney Series Fund. The Fixed Account funding option is described in Appendix A. Unless specified otherwise, this prospectus refers to the variable funding options. The contracts and/or some of the funding options may not be available in all states. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE VARIABLE FUNDING OPTIONS. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about Fund ABD by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 1997. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-9061, or call (800) 842-8573. The Table of Contents of the SAI appears in Appendix B of this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.

                          PROSPECTUS DATED MAY 1, 1997

                               TABLE OF CONTENTS

INDEX OF SPECIAL TERMS.................     2
FEE TABLE..............................     3
THE ANNUITY CONTRACT...................     4
Purchase Payments......................     5
Accumulation Units.....................     5
The Funding Options....................     5
Substitutions and Additions............     6
CHARGES AND DEDUCTIONS.................     6
Withdrawal Charge......................     6
Free Withdrawal Allowance..............     7
Administrative Charges.................     7
Mortality and Expense Risk Charge......     7
Reduction or Elimination of Contract
  Charges..............................     8
Funding Option Expenses................     8
Premium Tax............................     8
Changes in Taxes Based Upon Premium or
  Value................................     8
OWNERSHIP PROVISIONS...................     8
Types of Ownership.....................     8
Beneficiary............................     9
Annuitant..............................     9
TRANSFERS..............................     9
Dollar Cost Averaging..................     9
ACCESS TO YOUR MONEY...................    10
Systematic Withdrawals.................    10
Loans..................................    10
DEATH BENEFIT..........................    11
Death Proceeds Before the Maturity Date
  (New Death Benefit)..................    11
Death Proceeds Before the Maturity Date
  (If the New Death Benefit is not
  available in your state).............    12
THE ANNUITY PERIOD.....................    13
Maturity Date..........................    13
Allocation of Annuity..................    13
Variable Annuity.......................    13
Fixed Annuity..........................    14
PAYMENT OPTIONS........................    14
Election of Options....................    14
Annuity Options........................    14
Income Options.........................    15
MISCELLANEOUS CONTRACT PROVISIONS......    16
Right to Return........................    16
Termination............................    16
Required Reports.......................    16
Suspension of Payments.................    16
Transfers of Contract Values to Other
  Annuities............................    16
THE SEPARATE ACCOUNT...................    17
Mixed and Shared Funding...............    17
Performance Information................    17
FEDERAL TAX CONSIDERATIONS.............    18
General Taxation of Annuities..........    18
Types of Contracts: Qualified or
  Nonqualified.........................    18
Nonqualified Annuity Contracts.........    18
Qualified Annuity Contracts............    19
Penalty Tax for Premature
  Distributions........................    19
Diversification Requirements for
  Variable Annuities...................    19
Ownership of the Investments...........    19
Mandatory Distributions for Qualified
  Plans................................    20
OTHER INFORMATION......................    20
The Insurance Company..................    20
Distribution of Variable Annuity
  Contracts............................    20
Conformity with State and Federal
  Laws.................................    21
Voting Rights..........................    21
Legal Proceedings And Opinions.........    21
APPENDIX A: The Fixed Account..........    22
APPENDIX B: Table of Contents of the
  Statement of Additional
  Information..........................    23

                             INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit......................     5
Annuitant..............................     9
Annuity Payments.......................    13
Annuity Unit...........................    13
Cash Surrender Value...................    10
Contract Date..........................     4
Contract Owner (You, Your).............     4
Contract Value.........................     4
Contract Year..........................     4
Fixed Account..........................    21
Funding Option(s)......................     5
Income Payments........................    15
Maturity Date..........................     4
Purchase Payment.......................     4
Written Request........................     5

                               FUND ABD FEE TABLE
--------------------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES

     WITHDRAWAL CHARGE (as a percentage of purchase payments withdrawn):

        LENGTH OF TIME FROM PURCHASE PAYMENT

            (NUMBER OF YEARS)                CHARGE
                    1                          6%
                    2                          6%
                    3                          5%
                    4                          5%
                    5                          4%
                    6                          3%
                    7                          2%
                8 and over                     0%
     ANNUAL CONTRACT ADMINISTRATIVE CHARGE
        (Waived if contract value is $40,000 or more)     $30
ANNUAL SEPARATE ACCOUNT CHARGES:
(as a percentage of the average daily net assets of the Separate Account)
      Mortality and Expense Risk Charge.............................................    1.25%
      Administrative Expense Charge.................................................    0.15%
                                                                                       ------
          Total Separate Account Charges............................................    1.40%
FUNDING OPTION EXPENSES:
(as a percentage of average daily net assets of the Funding Option)

                                                       MANAGEMENT            OTHER          TOTAL ANNUAL
                                                           FEE             EXPENSES           FUNDING
                                                     (AFTER EXPENSES    (AFTER EXPENSES        OPTION
                    PORTFOLIO NAME                   ARE REIMBURSED)    ARE REIMBURSED)       EXPENSES
    -----------------------------------------------------------------------------------------------------
    Capital Appreciation Fund.....................        0.75%               0.08%(1)          0.83%
    Cash Income Trust.............................        0.32%               0.46%(1)(2)       0.78%
    Alliance Growth...............................        0.80%               0.07%(1)          0.87%
    MFS Total Return..............................        0.80%               0.11%(1)          0.91%
    Travelers Quality Bond........................        0.32%               0.43%(1)(3)       0.75%
    Lazard International Stock....................        0.83%               0.42%(1)(3)       1.25%
    MFS Emerging Growth...........................        0.75%               0.20%(1)(3)       0.95%
    Federated Stock...............................        0.63%               0.32%(1)(3)       0.95%
    Federated High Yield..........................        0.65%               0.30%(1)(3)       0.95%
    Large Cap (Sub-Adv. Fidelity).................        0.75%               0.20%(4)          0.95%
    Equity Income (Sub-Adv. Fidelity).............        0.75%               0.20%(4)          0.95%
    Mid Cap Disciplined Equity Fund...............        0.70%               0.25%(1)(5)       0.95%
    Smith Barney Appreciation Portfolio...........        0.75%               0.10%             0.85%
    Smith Barney Diversified Strategic Income
      Portfolio...................................        0.65%               0.19%             0.84%

NOTES:

The purpose of the Fee Table is to assist contract owners in understanding the various costs and expenses that a contract owner will bear, directly or indirectly. See "Charges and Deductions" in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable.

(1) Includes a Sub-Administrator Charge of .06%.

(2) Other Expenses take into account the current expense reimbursement arrangement with the Company. The Company has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.60%. Without such arrangement, Other Expenses would have been 1.71% for Cash Income Trust.

(3) The Travelers has waived all of its fees for the period ended December 31, 1996. In addition, the Travelers has agreed to reimburse the Portfolios' expenses for the same period. Without such arrangements, Other Expenses for the Travelers Series Trust Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated High Yield Portfolio, and Federated Stock Portfolios would have been 1.76%, 2.87%, 2.09%, 2.19%, and 3.03%, respectively.

(4) Other Expenses take into account the current expense reimbursement arrangement with the Company. The Company has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.95%. Without such arrangements, Other Expenses for the Travelers Series Trust Large Cap Portfolio and Equity Income Portfolios would have been 1.55%.

(5) Other Expenses for the Mid Cap Disciplined Equity Fund are based on estimated expenses for 1996 since the portfolio has no investment history. They also take into account the current expense reimbursement arrangement with the Company in which The Company has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.95%.

EXAMPLE*

Assuming a 5% annual return, a $1,000 investment would be subject to the following expenses, if
     (a) surrendered or withdrawn at the end of the period shown, or
     (b) annuitized, or if no withdrawals are made at the end of the period shown.

------------------------------------------------------------------------------------------------------------------
                                  PORTFOLIO NAME                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund.........................................................   $83(a)    $120(a)    $161(a)    $ 259(a)
                                                                                      23(b)      70(b)     121(b)      259(b)
Cash Income Trust.................................................................    82(a)     119(a)     158(a)      254(a)
                                                                                      23(b)      69(b)     118(b)      254(b)
Alliance Growth...................................................................    83(a)     122(a)     163(a)      263(a)
                                                                                      23(b)      72(b)     123(b)      263(b)
MFS Total Return..................................................................    84(a)     123(a)     165(a)      267(a)
                                                                                      24(b)      73(b)     125(b)      267(b)
Travelers Quality Bond............................................................    82(a)     118(a)       n/a         n/a
                                                                                      22(b)      68(b)       n/a         n/a
Lazard International Stock........................................................    87(a)     133(a)       n/a         n/a
                                                                                      27(b)      83(b)       n/a         n/a
MFS Emerging Growth...............................................................    84(a)     124(a)       n/a         n/a
                                                                                      24(b)      74(b)       n/a         n/a
Federated Stock...................................................................    84(a)     124(a)       n/a         n/a
                                                                                      24(b)      74(b)       n/a         n/a
Federated High Yield..............................................................    84(a)     124(a)       n/a         n/a
                                                                                      24(b)      74(b)       n/a         n/a
Large Cap.........................................................................    84(a)     124(a)       n/a         n/a
                                                                                      24(b)      74(b)       n/a         n/a
Equity Income.....................................................................    84(a)     124(a)       n/a         n/a
                                                                                      24(b)      74(b)       n/a         n/a
Mid Cap Disciplined Equity Fund...................................................    84(a)     124(a)       n/a         n/a
                                                                                      24(b)      74(b)       n/a         n/a
Smith Barney Appreciation.........................................................    83(a)     121(a)       n/a         n/a
                                                                                      23(b)      71(b)       n/a         n/a
Smith Barney Diversified Income...................................................    83(a)     121(a)       n/a         n/a
                                                                                      23(b)      71(b)       n/a         n/a

* THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE REFLECTS THE $30 ANNUAL CONTRACT ADMINISTRATIVE CHARGE AS AN ANNUAL CHARGE OF .021% OF ASSETS. FOR NEW FUNDING OPTIONS, EXPENSES ARE GIVEN ONLY FOR YEARS ONE AND THREE.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------
Travelers Portfolio Architect is a contract between you, the contract owner, and Travelers Insurance Company (called "us" or the "Company"). Under this contract, you make purchase payments to us and we credit them to your account. The Company promises to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one fixed account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience or interest. The contract value also reflects all surrenders made and charges deducted. There is generally no guarantee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract, except as noted under the Death Benefit provisions described in this prospectus. The date the contract and its benefits became effective is referred to as the contract date. Each anniversary of this contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that written information must be sent to the Company's Home Office in a form and content satisfactory to us.

PURCHASE PAYMENTS

The initial purchase payment must be at least $5,000. Additional payments of at least $500 may be made under the Contract at any time. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made with our prior consent. In some states, we do not accept additional purchase payments.

We will apply the initial purchase payment within two business days after we receive it at our Home Office. Subsequent purchase payments will be credited to a Contract within one business day. Our business day ends when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

ACCUMULATION UNITS

An accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of the accumulation unit. We calculate the value of an accumulation unit for each funding option each day after the New York Stock Exchange closes. After the value is calculated, your account is credited. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

THE FUNDING OPTIONS

You choose which of the following variable funding options to have your purchase payments allocated to. You will find detailed information about the options and their inherent risks in the current prospectuses for the funding options which must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. Additional copies of the prospectuses may be obtained by contacting your registered representative or by calling 1-800-842-8573.

The current funding options are listed below, along with their investment advisers and any subadviser:

       FUNDING OPTION                INVESTMENT OBJECTIVE              INVESTMENT ADVISER                   SUB-ADVISER
------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund        growth of capital               Travelers Asset Management        Janus Capital Corporation
                                                                   International Corporation
                                                                   ("TAMIC")
Cash Income Trust                high current income while       TAMIC
                                   emphasizing preservation
                                   of capital and maintaining
                                   a high degree of liquidity
Alliance Growth Portfolio        long-term growth of capital     Travelers Investment Advisers     Alliance Capital Management
                                                                   ("TIA")                           L.P.
MFS Total Return Portfolio       obtain above-average income     TIA                               Massachusetts Financial
                                   (compared to a portfolio                                          Services Company ("MFS")
                                   entirely invested in
                                   equity securities)
                                   consistent with the
                                   prudent employment of
                                   capital

       FUNDING OPTION                INVESTMENT OBJECTIVE              INVESTMENT ADVISER                   SUB-ADVISER
------------------------------------------------------------------------------------------------------------------
Travelers Quality Bond           current income, moderate        TAMIC
  Portfolio                        capital volatility and
                                   total return
Lazard International Stock       capital appreciation through    TAMIC                             Lazard Asset Management
  Portfolio                        investing primarily in the
                                   equity securities of non-
                                   United States companies
MFS Emerging Growth Portfolio    long-term growth of capital     TAMIC                             MFS
Federated Stock Portfolio        growth of income and capital    TAMIC                             Federated Investment
                                                                                                     Counseling, Inc.
Federated High Yield             high current income             TAMIC                             Federated Investment
  Portfolio                                                                                          Counseling, Inc.
Large Cap Portfolio              long-term growth of capital     TAMIC                             Fidelity Management &
                                                                                                     Research Company
Equity Income Portfolio          reasonable income               TAMIC                             Fidelity Management &
                                                                                                     Research Company
Mid Cap Disciplined Equity       growth of capital               TAMIC                             Travelers Investment
  Fund                                                                                               Management Company
Smith Barney Appreciation        long-term appreciation of       Smith Barney Mutual Funds         Smith Barney Global Capital
  Portfolio                        capital through investing       Management Inc. ("SBMFM")         Management Inc. ("Global
                                   primarily in equity                                               Capital Management")
                                   securities
Smith Barney Diversified         high current income             SBMFM
  Strategic Income Portfolio

SUBSTITUTIONS AND ADDITIONS

If any of the funding options become unavailable for allocating purchase payments, or if we believe that further investment in a funding option is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any applicable state and SEC approval. From time to time we may make new funding options available.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
WITHDRAWAL CHARGE

No sales charges are deducted from purchase payments when they are applied under the Contract. However, a withdrawal charge will be deducted if any or all of the contract value is withdrawn during the first seven years following a purchase payment. The length of time from when we receive the purchase payment to the time of withdrawal determines the amount of the charge.

The withdrawal charge is equal to a percentage of purchase payments withdrawn from the Contract and is calculated as follows:

LENGTH OF TIME FROM
  PURCHASE PAYMENT                 WITHDRAWAL
 (NUMBER OF YEARS)                   CHARGE
         1                             6%
         2                             6%
         3                             5%
         4                             5%
         5                             4%
         6                             3%
         7                             2%
     8 and over                        0%

For purposes of the withdrawal charge calculation, withdrawals will be deemed to be taken first from any free withdrawal amount (as described below); next from remaining purchase payments (on a first-in, first-out basis); and then from contract earnings (in excess of the free withdrawal amount). Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge (1) from payments we make due to the death of the contract owner or the death of the annuitant with no contingent annuitant surviving; (2) if an annuity payout has begun; or (3) if an income option of at least five years' duration is begun after the first contract year.

FREE WITHDRAWAL ALLOWANCE

There is a 10% free withdrawal allowance available each year after the first contract year. The available amount will be calculated as of the end of the previous contract year. The free withdrawal allowance applies to any partial withdrawals and to full withdrawals, except those transferred directly to annuity contracts issued by other financial institutions. In Washington state, this provision applies to all withdrawals.

ADMINISTRATIVE CHARGES

A Contract administrative charge of $30 is deducted annually from Contracts with a value of less than $40,000. This charge compensates us for expenses incurred in establishing and maintaining the Contract. The charge is deducted from the contract value on the fourth Friday of each August by canceling accumulation units applicable to each funding option on a pro rata basis. This charge will be prorated from the date of purchase to the next charge deduction date. A prorated charge will also be made if the Contract is completely withdrawn or terminated. We will not deduct a contract administrative charge: (1) if the distribution results from the death of the contract owner or the annuitant with no contingent annuitant surviving, (2) after an annuity payout has begun, or (3) if the contract value on the date of assessment is equal to or greater than $40,000.

An administrative expense charge (sometimes called "sub-account administrative charge") is deducted on each business day from amounts allocated to the variable funding options in order to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, the Company deducts a mortality and expense risk charge. The deduction is reflected in our calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.25% of the amounts held in each funding option. We reserve the right to lower this charge at any time. The mortality risk portion compensates us for guaranteeing to provide annuity payments according to the terms of the Contract regardless of how long the annuitant lives and for guaranteeing to provide the death benefit if an annuitant dies prior to the maturity date. The expense risk portion compensates us for the risk that the charges under the Contract, which cannot be increased during the duration of the Contract, will be insufficient to cover actual costs.

REDUCTION OR ELIMINATION OF CONTRACT CHARGES

The withdrawal charge, the administrative charges, and the mortality and expense risk charge under the Contract may be reduced or eliminated when certain sales or administration of the Contract result in savings or reduction of administrative or sales expenses, and/or mortality and expense risks. Any such reduction will be based on the following: (1) the size and type of group to which sales are to be made; (2) the total amount of purchase payments to be received; and (3) any prior or existing relationship with the Company. There may be other circumstances, of which we are not presently aware, which could result in fewer sales expenses, administrative charges, or mortality and expense risk charges. For certain trusts, the Company may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. In no event will reduction or elimination of the withdrawal charge or the administrative charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.

FUNDING OPTION EXPENSES

The deductions from and expenses paid out of the assets of the various funding options are summarized in the fee table and are described in the accompanying prospectuses.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. The Company is responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. Where required, the Company will deduct any applicable premium taxes from the contract value either upon death, surrender, annuitization, or at the time purchase payments are made to the Contract, but no earlier than when the Company has a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the contract, we reserve the right to charge you proportionately for this tax.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom the contract is subsequently assigned. An assignment of ownership or a collateral assignment may be made only for nonqualified contracts. You have sole power during the annuitant's lifetime to exercise any rights and to receive all benefits given in the contract provided you have not named an irrevocable beneficiary and provided the Contract is not assigned.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

Joint Owner. For nonqualified contracts only, joint owners (i.e., spouses) may be named in a written request before the contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner.

BENEFICIARY

The beneficiary is named by you in a written request. The beneficiary has the right to receive any remaining contractual benefits upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant, they will share equally in benefits unless different shares are recorded with the Company by written request before the death of the annuitant or contract owner.

With nonqualified contracts, as discussed under "Death Benefit," the beneficiary named in the contract may differ from the designated beneficiary (for example, the joint owner or a contingent annuitant). In such cases, the designated beneficiary receives the contract benefits (rather than the beneficiary) upon your death.

Unless an irrevocable beneficiary has been named, you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

ANNUITANT

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. The annuitant may not be changed after the contract is in effect.

For nonqualified Contracts only, the contract owner may also name one individual as a contingent annuitant by written request before the Contract becomes effective. A contingent annuitant may not be changed, deleted or added after the Contract becomes effective. For Contracts issued in New York, a contingent annuitant may not be named.

                                   TRANSFERS
--------------------------------------------------------------------------------

Before the maturity date, you may transfer all or part of the contract value between funding options. There are no charges or restrictions on the amount or frequency of transfers currently; however, we reserve the right to charge a fee for any transfer request, and to limit the number of transfers to one in any six-month period. Since different funding options have different expenses, a transfer of contract values from one funding option to another could result in your investment becoming subject to higher or lower expenses. After the maturity date, you may make transfers between funding options only with our consent.

DOLLAR COST AVERAGING

Dollar cost averaging (or "automated transfers") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis so that more accumulation units are purchased in a funding option if the value per unit is low and less accumulation units are purchased if the value per unit is high. Therefore, a lower-than-average value per unit may be achieved over the long run.

You may elect automated transfers through written request or other method acceptable to the Company. (For Contracts issued in New York, the election must be made in writing.) You must have a minimum total contract value of $5,000 to enroll in the Dollar Cost Averaging program. The minimum amount that may be transferred for any period is $400.

You may establish automated transfers of contract values from the Fixed Account, subject to certain restrictions. Automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the Dollar Cost Averaging program.

You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. All provisions and terms of the Contract apply to automated transfers, including provisions relating to the transfer of money between investment options. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value, less any withdrawal charge, outstanding loans and any premium tax not previously deducted. You must submit a written request specifying the fixed or variable funding option(s) from which amounts are to be withdrawn. The cash surrender value will be determined as of the close of business after we receive your surrender request at the Home Office. The cash surrender value may be more or less than the purchase payments made depending on the contract value at the time of surrender.

We may defer payment of any cash surrender value for a period of up to seven days after the written request is received, but it is our intent to pay as soon as possible. We cannot process requests for withdrawal that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

SYSTEMATIC WITHDRAWALS

Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. Any applicable withdrawal charges (in excess of the free withdrawal allowance) and any applicable premium taxes will be deducted. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form provided by the Company. We will surrender accumulation units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but at least 30 days' notice must be given to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

LOANS

Loans may be available under your Contract. If available, all loan provisions are described in your Contract or loan agreement.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

Before the maturity date, when there is no contingent annuitant, a death benefit is payable to the beneficiary when either the annuitant, the contract owner or the first of joint owners dies. The death benefit is calculated at the close of the business day on which the Company's Home Office received due proof of death. If the Company is notified of the annuitant's, contract owner's, or first of the joint owner's death more than six months after the death, the death benefit will be the contract value. A beneficiary may request that a death benefit payable under the Contract be applied to one of the settlement options available under the Contract. (See also "Nonqualified Annuity Contracts," in this prospectus.)

For nonqualified contracts, if the contract owner (including the first of joint owners) dies before the maturity date, a distribution may be required under the minimum distribution requirements of the federal tax law. If so required, we will recalculate the value of the death benefit under the provisions of "Death Proceeds Before the Maturity Date," below. The value of the death benefit, as recalculated, will be credited to the party taking distributions upon the death of the contract owner with the annuitant or contingent annuitant surviving. This will generally be the surviving joint owner or otherwise the beneficiary in accordance with all the circumstances and the terms of the Contract. This party may differ from the beneficiary who was named by the contract owner in a written request and who would receive any remaining contractual benefits upon the death of the annuitant. This party may be paid in a single lump sum, or by other options, but should take distributions as required by minimum distribution requirements of the federal tax law. If your spouse is the surviving joint owner, he or she may elect to continue the Contract as owner rather than taking a distribution under the Contract. (See "Nonqualified Annuity Contracts" in this prospectus.) In this case, all references to age in the "Death Proceeds Before the Maturity Date" section will be based on the contract owner's age rather than the annuitant's age.

DEATH PROCEEDS BEFORE THE MATURITY DATE (NEW DEATH BENEFIT):

IF THE ANNUITANT DIES BEFORE AGE 80 AND BEFORE THE MATURITY DATE the Company will pay the beneficiary an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

        1) the contract value;

        2) the total purchase payments made under the Contract less all partial withdrawals; or

        3) the highest of all "final death benefit values" as described below.

A separate death benefit value will be established on the contract date and on each anniversary of the contract date which occurs on or before the death report date. The death benefit value established on the contract date will initially equal the purchase payment. The death benefit value established on each contract date anniversary will initially equal the contract value on that anniversary. Thereafter, each death benefit value will be adjusted to reflect any purchase payments made, or any partial withdrawals taken, from the date on which a particular death benefit value was established until the death report date. Once any adjustment has been made, a "death benefit value" then becomes equal to the previous death benefit value plus or minus that adjustment.

Adjustments to the death benefit values for any purchase payments or partial withdrawals will be made in the order that such purchase payments or partial withdrawals occur. For each purchase payment, death benefit values will be increased by the amount of the purchase payment. For each partial withdrawal, death benefit values will be reduced by a "partial withdrawal reduction" which equals the product of (i) the death benefit value immediately before the reduction of the partial withdrawal, and (ii) the amount of the partial withdrawal divided by the contract value immediately before the partial withdrawal. The "final death benefit value" associated with the contract date and with each contract date anniversary equals the initial death benefit value plus or minus all adjustments until the death report date.

IF THE ANNUITANT DIES ON OR AFTER AGE 80, BUT BEFORE AGE 90 AND BEFORE THE MATURITY DATE, the death benefit payable will be the greatest of (1), (2) or (3) below, less any applicable premium tax or outstanding loans:

        1) the contract value;

        2) the total purchase payments made under the Contract less all partial withdrawals; or

        3) the maximum of all "final death benefit value" associated with the contract date or any contract date anniversary occurring on or before the annuitant's 80th birthday.

IF THE ANNUITANT DIES ON OR AFTER AGE 90 AND BEFORE THE MATURITY DATE, the death benefit payable will be the contract value, less any applicable premium tax or outstanding loans.

If state approval has not been received for the above Death Benefit, and for contracts sold prior to such approval, the following will apply:

DEATH PROCEEDS BEFORE THE MATURITY DATE
(IF THE NEW DEATH BENEFIT IS NOT AVAILABLE IN YOUR STATE):

IF THE ANNUITANT DIES BEFORE AGE 75 AND BEFORE THE MATURITY DATE, the Company will pay the beneficiary an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax, withdrawals not previously deducted and any outstanding loans:

        1) the contract value;

        2) the total purchase payments made under the Contract; or

        3) the contract value on the latest fifth contract year anniversary before the Company receives due proof of death.

IF THE ANNUITANT DIES ON OR AFTER AGE 75, BUT BEFORE AGE 85 (90 IN FLORIDA AND NEW YORK) AND BEFORE THE MATURITY DATE, the Company will pay the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, (each reduced by any applicable premium, prior surrenders not previously deducted or any outstanding loans):

        1) the contract value;

        2) the total purchase payments made under the Contract; or

        3) the contract value on the latest fifth contract year anniversary occurring on or before the annuitant's 75th birthday.

IF THE ANNUITANT DIES ON OR AFTER AGE 85 AND BEFORE THE MATURITY DATE, the Company will pay the beneficiary a death benefit in an amount equal to the contract value, less any applicable premium tax. This provision does not apply in New York and Florida.

NOTE: IF AN ANNUITANT WHO IS NOT ALSO A CONTRACT OWNER OR A JOINT OWNER DIES PRIOR TO THE MATURITY DATE WHILE THIS CONTRACT IS IN EFFECT AND WHILE THE CONTINGENT ANNUITANT IS LIVING:

        1) the contract value will not be payable upon the annuitant's death;

        2) the contingent annuitant becomes the annuitant; and

        3) all other rights and benefits provided by this Contract will continue in effect.

When a contingent annuitant becomes the annuitant, the maturity date remains the same as previously in effect, unless otherwise provided.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular income payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among income plans (annuity or income options). We ask you to choose the maturity date and the annuity option when you purchase the contract. While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity or income payments will begin on the maturity date stated in the Contract unless the Contract has been fully surrendered or the proceeds have been paid to the beneficiary before that date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the annuitant is alive before annuity payments are made.

Unless you elect otherwise, the maturity date will be the annuitant's 70th birthday for qualified contracts and the annuitant's 75th birthday, or ten years after the effective date of the contract, if later, for nonqualified contracts. (For Contracts issued in Florida and New York, the maturity date elected may not be later than the annuitant's 90th birthday.)

For nonqualified Contracts, at least 30 days before the original maturity date, a contract owner may elect to extend the maturity date to any time prior to the annuitant's 85th birthday or, for qualified Contracts, to a later date with the Company's consent. Certain annuity options taken at the maturity date may be used to meet the minimum required distribution requirements of federal tax law, or a program of partial surrenders may be used instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with qualified contracts upon either the later of the contract owner's attainment of age 70 1/2 or year of retirement; or the death of the contract owner. Independent tax advice should be sought regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

When an annuity option is elected, it may be elected as a variable annuity, a fixed annuity, or a combination of both. (Variable payouts under this Contract are not permitted in Florida or New Jersey.) If, at the time annuity payments begin, no election has been made to the contrary, the cash surrender value will be applied to provide an annuity funded by the same investment options (contract value, in Oregon). At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which annuity payments will be determined. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. The number of annuity units credited to the Contract is determined by dividing the first monthly annuity payment attributable to each funding option by the corresponding annuity unit value as of 14 days before the date annuity payments begin. An annuity unit is used to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. The Contract contains tables used to determine the first monthly annuity payment. The amount applied to effect a variable annuity will be the value of the funding options as of 14 days before the date annuity payments begin less any applicable premium taxes not previously deducted.

The amount of the first monthly payment depends on the annuity option elected. A formula for determining the adjusted age is contained in the Contract. The total first monthly annuity payment is determined by multiplying the benefit per $1,000 of value shown in the tables of the Contract by the number of thousands of dollars of value of the Contract applied to that annuity option. The Company reserves the right to require satisfactory proof of age of any person on whose life annuity payments are based before making the first payment under any of the settlement options.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of the second and subsequent annuity payments is not predetermined and may change from month to month based on the investment experience of the applicable funding option. The total amount of each annuity payment will be equal to the sum of the basic payments in each funding option. The actual amounts of these payments are determined by multiplying the number of annuity units credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under "Variable Annuity," except that the amount applied to effect the annuity will be the cash surrender value, determined as of the date annuity payments begin. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the annuitant is alive, you can change your annuity or income option selection any time up to the maturity date. Income options differ from annuity options in that the amount of the payments made under income options are not based upon the life of any person. Therefore, the annuitant may outlive the payment period. Once annuity or income payments have begun, no further elections are allowed.

During the annuitant's lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Joint Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the contract.

The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in one lump sum (except in Florida, where this is not permitted), or in accordance with the payment option that you select. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, all or any part of the cash surrender value (or, where required by state law, contract value) may be paid under one or more of the following annuity options. Payments under the annuity options may be elected on a monthly, quarterly, semiannual or annual basis.

Option 1 -- Life Annuity -- No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. One will be designated the primary payee, the other will be designated the secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Other Annuity Options. The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

INCOME OPTIONS

Instead of one of the annuity options described above, and subject to the conditions described under "Election of Options," all or part of the cash surrender value (or, where required by state law, contract value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

Option 1 -- Payments of a Fixed Amount. The Company will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. The first payment and all later payments will be paid from amounts attributable to each investment option in proportion to the cash surrender value attributable to each. The final payment will include any amount insufficient to make another full payment.

Option 2 -- Payments for a Fixed Period. The Company will make payments for the fixed period selected based on the cash surrender value as of the date payments begin. If, at the death of the annuitant, the total number of fixed payments has not been made, the payments will be made to the beneficiary.

Option 3 -- Other Income Options. The Company will make any other arrangements for income payments as may be mutually agreed upon.

The amount applied to effect an income option will be the cash surrender value as of the date income payments begin, less any applicable premium taxes not previously deducted and any applicable withdrawal charge. (Certain states may have different requirements that we will honor.) The cash surrender value used to determine the amount of any income payment will be determined on the same basis as the cash surrender value during the accumulation period, including the deduction for mortality and expense risks and the contract administrative expense charge.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the contract value (including charges) within twenty days after you receive it (the "right to return period"). You bear the investment risk during the right to return period; therefore, the contract value returned may be greater or less than your purchase payment. If the Contract is purchased as an Individual Retirement Annuity, and is returned within the first seven days after delivery, your purchase payment will be refunded in full; during the remainder of the right to return period, the contract value (including charges) will be refunded. The contract value will be determined following the close of the business day on which we receive a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, the Company will comply. Refer to your Contract for any state-specific information.

TERMINATION

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if the contract value as of that date is less than $1,000 and no purchase payments have been made for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after the Company has mailed notice of termination to the contract owner's last known address and to any assignee of record. If the Contract is terminated, we will pay you the cash surrender value (contract value less any applicable premium tax, in the states that so require), less any applicable administrative charge.

REQUIRED REPORTS

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the date of the report for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal or state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value of the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

TRANSFERS OF CONTRACT VALUES TO OTHER ANNUITIES

We may permit contract owners to transfer their contract values into other annuities offered by us or our affiliated insurance companies under rules then in effect.

                              THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

The Travelers Fund ABD For Variable Annuities ("Fund ABD") was established on October 17, 1995 and is registered with the SEC as a unit investment trust (separate account) under the Investment Company Act of 1940, as amended (the "1940 Act"). The assets of Fund ABD will be invested exclusively in the shares of the variable funding options.

The assets of Fund ABD are held for the exclusive benefit of the owners of this separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to Fund ABD are, in accordance with the Contracts, credited to or charged against Fund ABD without regard to other income, gains and losses of the Company. The assets held by Fund ABD are not chargeable with liabilities arising out of any other business which the Company may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to Fund ABD. All such income and/or distributions are reinvested in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may be disadvantageous for both variable annuity and variable life insurance separate accounts, or for variable separate accounts of different insurance companies, to invest simultaneously in the same portfolios (called "mixed" and "shared" funding). Currently neither the insurance companies nor the portfolios foresee any such disadvantages to the companies or to variable contract owners. Each portfolio's board of trustees, directors or managers intends to monitor events in order to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto.

PERFORMANCE INFORMATION

From time to time, we may advertise several types of historical performance for the Contract's funding options. We may advertise the "standardized average annual total returns" of the funding option, calculated in a manner prescribed by the SEC, as well as the "non-standardized total return," as described below. Specific examples of the performance information appears in the SAI.

STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual administrative charge ($30) is converted to a percentage of assets based on the actual fee collected (or anticipated to be collected, if a new product), divided by the average net assets for Contracts sold (or anticipated to be sold). Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

NON-STANDARDIZED METHOD. Non-standardized "total returns" will be calculated in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Non-standardized total returns will not reflect the deduction of any withdrawal charge or the $30 annual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

GENERAL Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of Fund ABD and the variable funding options.

For funding options that were in existence prior to the date they became available under Fund ABD, the standardized and non-standardized average annual total return quotations will show the investment performance that such funding options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance. The contract value at redemption may be more or less than original cost.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract with proceeds of an eligible rollover distribution from any pension plan, specially sponsored program, or individual retirement annuity (IRA) with pre-tax dollars, your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, 403(b) annuities, pension and profit-sharing plans (including 401(k) plans), Keogh Plans, and certain other qualified deferred compensation plans. If you purchase the contract on an individual basis with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

NONQUALIFIED ANNUITY CONTRACTS

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28,

1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, if you transfer the contract without adequate consideration all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includable in your income. (See "Penalty Tax for Premature Distributions" below). There is income in the contract to the extent the cash value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the surviving joint owner, or the beneficiary, will have to pay taxes prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments.

QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the contract have not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain tax-qualified plans.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any nonqualified variable annuity contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure is essentially the loss to the Contract Owner of tax deferred treatment. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

Assets in the separate accounts, also referred to as segregated asset accounts must be owned by the Company and not by the Contract Owner for federal income tax purposes. Otherwise, the deferral of taxes is lost and income and gains from the accounts would be includible annually in the Contract Owner's gross income.

The Internal Revenue Service has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses an incident of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department announced, in connection with the issuance of temporary regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets of the account." This announcement, dated September 15, 1986, also stated that the guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The Company does not know if such guidance will be issued, or if it is, what standards it may set. Furthermore, the Company does not know if such guidance may be issued with retroactive effect. New regulations are generally issued with a prospective-only effect as to future sales or as to future voluntary transactions in existing contracts. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent Contract Owners from being considered the owner of the assets of the separate account.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.

                               OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANY

The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts will be sold by life insurance sales agents who represent the Company, and who are licensed registered representatives of the Company or certain other registered broker-dealers. The compensation paid to sales representatives will not exceed 6.5% of the payments made under the Contracts.

From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

Any sales representative or employee will have been qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter for the Contracts is Tower Square Securities, Inc., an affiliate of the Company; however, it is currently anticipated that an affiliated broker-dealer may become the principal underwriter for the Contracts during 1997.

CONFORMITY WITH STATE AND FEDERAL LAWS

The Contract is governed by the laws of the state in which it is delivered. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which the Contract is delivered. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the funding options. However, we believe that when a funding option solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right.

LEGAL PROCEEDINGS AND OPINIONS

There are no pending material legal proceedings affecting Fund ABD. Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been reviewed by the General Counsel of the Company.

                                   APPENDIX A
--------------------------------------------------------------------------------

                               THE FIXED ACCOUNT

The Fixed Account is secured by part of the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in Fund ABD or any other separate account sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of Fund ABD or any of the funding options does not affect the Fixed Account portion of the contract owner's contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior surrenders. If the contract owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge as described under "Charges and Deductions" in this prospectus.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

The initial rate for any allocations into the Fixed Account is guaranteed for one year from the date of such allocation. Subsequent renewal rates will be guaranteed for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

TRANSFERS

You may make transfers from the Fixed Account to any other available funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract effective date. The transfers are limited to an amount of up to 15% of the Fixed Account Value on the semiannual contract effective date anniversary. (This restriction does not apply to transfers from the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to other funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                                   APPENDIX B
--------------------------------------------------------------------------------

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company. A list of the contents of the Statement of Additional Information is set forth below:

     The Insurance Company
     Principal Underwriter
     Distribution and Management Agreement
     Valuation of Assets
     Telephone Transfers
     Federal Tax Considerations
     Independent Accountants
     Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 1, 1997 (Form No. L-12547S) are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-9061.

Name:

Address: